DWS VARIABLE SERIES II SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Money Market VIP

Effective May 28, 2010, the first paragraph of the “Main investments” section under the heading “PRINCIPAL INVESTMENT STRATEGY” in the fund’s prospectus will be replaced in its entirety by the following:

The fund is managed in accordance with Rule 2a–7 under the Investment Company Act of 1940, as amended. The fund follows policies designed to maintain a stable share price:

•
Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may invest in securities that have certain maturity shortening features (such as interest rate resets and demand features) that have the effect of reducing their maturities to 397 days or less at the time of purchase.

•	The fund maintains a dollar–weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets.

•	The fund maintains certain minimum liquidity standards required by Rule 2a–7.

Effective May 28, 2010, the first paragraph of the “Main investments” sub–section under the heading “PRINCIPAL INVESTMENT STRATEGY” in the “FUND DETAILS — ADDITIONAL INFORMATION ABOUT THE FUND STRATEGIES AND RISKS” section of the fund’s prospectus will be replaced in its entirety by the following:

The fund is managed in accordance with Rule 2a–7 under the Investment Company Act of 1940, as amended. The fund follows policies designed to maintain a stable share price:

•
Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may invest in securities that have certain maturity shortening features (such as interest rate resets and demand features) that have the effect of reducing their maturities to 397 days or less at the time of purchase.

•	The fund maintains a dollar–weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets.

•	The fund maintains certain minimum liquidity standards such that:
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the fund may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the fund would have invested less than 10% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct U.S. Government obligations);

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the fund may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the fund would have invested less than 30% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct U.S. Government obligations and Government agency discount notes with remaining maturities of 60 days or less); and

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the fund may not purchase an illiquid security if, immediately after purchase, the fund would have invested more than 5% of its total assets in illiquid securities ( securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the fund).

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Effective May 28, 2010, the second paragraph of the “Management process” sub–section under the heading “PRINCIPAL INVESTMENT STRATEGY” in the “FUND DETAILS — ADDITIONAL INFORMATION ABOUT THE FUND STRATEGIES AND RISKS“ section of the fund’s prospectus will be replaced in its entirety by the following:

The fund buys US Government debt obligations, money market instruments and other debt obligations that the Advisor determines present minimal credit risks and that at the time of purchase:

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have received one of the two highest short–term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations; or

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have no short–term rating, but are deemed by the Advisor to be of comparable quality to a security that has received a rating in one of the two highest short–term categories; provided that, if the security has a long–term rating, it must be rated in one of the top three highest long–term rating categories by two NRSROs or one NRSRO if that NRSRO is the only NRSRO that rates such obligation; and

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do not result in the fund holding more than 3% of its total assets in second tier securities (which are otherwise eligible securities that do not have the requisite ratings in the highest short–term rating category or, if unrated, are not deemed by the Advisor to be comparable to that category), provided the fund will not purchase a second tier security with a remaining maturity greater than 45 days.

Please Retain This Supplement for Future Reference

May 27, 2010
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